SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                 April 22, 1997


                           AMERICAN WHITE CROSS, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    02-20240                 06-1342417
------------------------------    --------------        -----------------------
(State or other jurisdiction of    (Commission             (I.R.S. Employer
incorporation)                      File Number)          Identification No.)

            349 Lake Road
        Dayville, Connecticut                                   06241
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code 860-774-8541

Exhibit Index is on page 5.




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                                       2


Item 2.  Acquisition or Disposition of Assets.


     On April 22, 1997, American White Cross, Inc. ("AWC") completed the previously announced sale of its cotton products business to Megas Beauty Care, Inc. ("Megas"), a division of American Safety Razor, Inc., pursuant to an Asset Purchase Agreement dated as of March 20, 1997 (the "Asset Purchase Agreement") among Megas, AWC and ACME/Chaston Puerto Rico, Inc., a wholly owned subsidiary of AWC. The cotton products business of AWC consists of the manufacture and distribution of pharmaceutical coil, cotton swabs, cosmetic puffs, rounds and squares, cotton balls and cotton rolls. The primary terms of the transaction include purchase consideration of $9,800,000, of which $8,300,000 was paid at the closing and the remaining $1,500,000 was placed in an escrow account. A copy of the Asset Purchase Agreement is attached hereto as Exhibit 2 and is incorporated herein by reference.

     A copy of a press release issued by AWC on April 23, 1997 is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.


(b) Pro forma financial information.

     The cotton products business accounted for approximately $41 million (or 47%) of AWC's sales for the year ended December 31, 1996. Therefore, AWC's sales for the year ended December 31, 1996 would have been approximately $46.8 million, on a pro forma basis giving effect to the sale of the cotton products business. Other than with respect to sales, it is impracticable for AWC to determine reliable financial information excluding the cotton products business since the entire business of AWC (including the cotton products business) has been operated as one business segment with shared overhead and administrative expenses. Accordingly, other than the pro forma sales information provided above, no pro forma financial information giving effect to the sale of the cotton products business has been provided.


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                                       3


(c) Exhibits.

         Exhibit No.     Description

         2 Asset Purchase Agreement dated as of March 20, 1997 among Megas Beauty Care Inc., American White Cross, Inc. and ACME/Chaston Puerto Rico, Inc. (excluding the schedules and exhibits thereto, which will be made available to the Securities and Exchange Commission upon request).

         99              Press release dated April 23, 1997


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMERICAN WHITE CROSS, INC.



Dated:  April 30, 1997                By:     /s/Scott Vertrees
                                              ---------------------------
                                              Scott Vertrees
                                              Vice Chairman, Chief
                                              Financial Officer and
                                              Executive Vice President


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                                  EXHIBIT INDEX


Number          Description
------          -----------

     2 Asset Purchase Agreement dated as of March 20, 1997 among Megas Beauty Care Inc., American White Cross, Inc. and ACME/Chaston Puerto Rico, Inc. (excluding the schedules and exhibits thereto, which will be made available to the Securities and Exchange Commission upon request).

     99        Press release dated April 23, 1997